Comstock Mining and Lyon County Receive Favorable Court Ruling;
Master Plan and Zoning Decisions Reaffirmed

Virginia City, NV (May 15, 2019) Comstock Mining Inc. (the “Company”) (NYSE American: LODE) announced today that the Third Judicial District Court of the State of Nevada, at a hearing held yesterday, ruled in favor of the Company and Lyon County on the one remaining Due Process rights claim associated with the Lyon County Board of Commissioners Master Plan amendment and zone change associated with certain mineralized properties within the Company’s Dayton Resource Area, just south of the Company’s Lucerne properties and near Silver City, Nevada.

The District Court found that the Comstock Residents Association (the “CRA”), having been afforded the full opportunity to conduct any and all discovery, failed to establish that the Lyon County Board of Commissioners had denied the organization its due process rights and reaffirmed prior favorable rulings.

The District Court’s ruling concludes that the Lyon County Board of Commissioners satisfied constitutional due process requirements and that the Commissioners were entitled to vote on the applications filed by the Company, properly voted to approve the Company’s requested Master Plan and zoning changes, denying the CRA’s claims and reaffirming the propriety of the land use changes.

Corrado De Gasperis, Executive Chairman and CEO of the Company stated, “This ruling was anticipated and deeply rewarding to hear directly from Judge Robert Estes. Lyon County holds itself to the highest standards of governance and transparent public process, a critical component of our democratic processes, and this ruling reaffirms the standard of excellence and transparency that we must all hold ourselves to. We look forward to advancing the community planning process with Silver City and Lyon County and advancing the exploration, development and permitting of our properties for their highest and best uses.”

This favorable, definitive ruling, along with the previous favorable rulings and all other recent events, will be updated into and included in the Company’s Financial Statements to be filed on Form 10-Q with the Securities and Exchange Commission today or before May 20, 2019. The Company’s unaudited financial statements, as of and for the three months ended March 31, 2019, have been included in an attachment to this release, for convenience.

About Comstock Mining Inc.
Comstock Mining Inc. is a Nevada-based, gold and silver mining company with extensive, contiguous property in the Comstock District and is an emerging leader in sustainable, responsible mining. The Company began acquiring properties in the Comstock District in 2003. Since then, the Company has consolidated a significant portion of the Comstock District, amassed the single largest known repository of historical and current geological data on the Comstock region, secured permits, built an infrastructure and completed its first phase of production. The Company continues evaluating and acquiring properties inside and outside the district expanding its footprint and exploring all of our existing and prospective opportunities for further exploration, development and mining. The near-term goal of our business plan is to maximize intrinsic stockholder value realized, per share, by continuing to acquire mineralized and potentially mineralized properties, exploring, developing and validating qualified resources and reserves (proven and probable) that enable the commercial development of our operations through extended, long-lived mine plans and developments that are economically feasible and socially responsible.

Forward-Looking Statements
This press release and any related calls or discussions may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, are forward-looking statements. The words “believe,” “expect,” “anticipate,” “estimate,” “project,” “plan,” “should,” “intend,” “may,” “will,” “would,” “potential” and similar expressions identify forward-looking statements, but are not the exclusive means of doing so. Forward-looking statements include statements about matters such as: future industry market conditions; future explorations or acquisitions; future changes in our exploration activities; future prices and sales of, and demand for, our products; land entitlements and uses; production capacity and operations; operating and overhead costs; future capital expenditures and their impact on us; operational and management changes (including changes in the board of directors); changes in business strategies, planning and tactics; future employment and contributions of personnel, including consultants; future land sales investments, acquisitions, joint ventures, strategic alliances, business combinations, operational, tax, financial and restructuring initiatives; including the nature and timing and accounting for restructuring charges, derivative liabilities and the impact thereof; contingencies; environmental compliance and changes in the regulatory environment; offerings, limitations on sales or offering of equity or debt securities; including asset sales and the redemption of the debenture and associated costs; future working capital, costs, revenues, business opportunities, debt levels, cash flows, margins, earnings and growth.

These statements are based on assumptions and assessments made by our management in light of their experience and their perception of historical and current trends, current conditions, possible future developments and other factors they believe to be appropriate. Forward-looking statements are not guarantees, representations or warranties and are subject to risks and uncertainties, many of which are unforeseeable and beyond our control and could cause actual results, developments and business decisions to differ materially from those contemplated by such forward-looking statements. Some of those risks and uncertainties include the risk factors set forth in this report and our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, and the following: adverse effects of climate changes or natural disasters; global economic and capital market uncertainties; the speculative nature of gold or mineral exploration, including risks of diminishing quantities or grades of qualified resources; operational or technical difficulties in connection with exploration or mining activities; contests over our title to properties; potential dilution to our stockholders from our stock issuances, recapitalization and balance sheet restructuring activities; potential inability to comply with applicable government regulations or law;

adoption of or changes in legislation or regulations adversely affecting our businesses; permitting constraints or delays; business opportunities that may be presented to, or pursued by, us; acquisitions, joint ventures, strategic alliances, business combinations, asset sales, and investments that we may be party to in the future; changes in the United States or other monetary or fiscal policies or regulations; interruptions in our production capabilities due to capital constraints; equipment failures; fluctuation of prices for gold or certain other commodities (such as silver, zinc, cyanide, water, diesel fuel and electricity); changes in generally accepted accounting principles; adverse effects of terrorism and geopolitical events; potential inability to implement our business strategies; potential inability to grow revenues; potential inability to attract and retain key personnel; interruptions in delivery of critical supplies, equipment and raw materials due to credit or other limitations imposed by vendors; assertion of claims, lawsuits and proceedings against us; potential inability to satisfy debt and lease obligations; potential inability to maintain an effective system of internal controls over financial reporting; potential inability or failure to timely file periodic reports with the SEC; potential inability to list our securities on any securities exchange or market; inability to maintain the listing of our securities; and work stoppages or other labor difficulties. Occurrence of such events or circumstances could have a material adverse effect on our business, financial condition, results of operations or cash flows or the market price of our securities. All subsequent written and oral forward-looking statements by or attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Except as may be required by securities or other law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Neither this press release nor any related calls or discussions constitutes an offer to sell or the solicitation of an offer to buy the Debenture or any other securities of the Company.

Contact information:

Comstock Mining, Inc.
P.O. Box 1118
Virginia City, NV 89440
ComstockMining.com

Corrado De Gasperis
Executive Chairman & CEO
Tel (775) 847-4755
degasperis@comstockmining.com

Zach Spencer
Director of External Relations
Tel (775) 847-5272 ext.151
questions@comstockmining.com

COMSTOCK MINING INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

	March 31, 2019	December 31, 2018
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$310,596	$488,657
Assets held for sale, Net (Note 2)	6,902,600	5,363,403
Prepaid expenses and other current assets (Note 3)	2,874,842	2,712,202
Total current assets	10,088,038	8,564,262

MINERAL RIGHTS AND PROPERTIES, Net	5,690,884	7,205,081
PROPERTIES, PLANT AND EQUIPMENT, Net (Note 4)	9,148,087	9,742,120
RECLAMATION BOND DEPOSIT	2,655,972	2,622,544
RETIREMENT OBLIGATION ASSET (Note 5)	186,335	203,274
OTHER ASSETS	385,791	274,444

TOTAL ASSETS	$28,155,107	$28,611,725

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable	$458,719	$405,146
Accrued expenses and other liabilities (Note 6)	3,103,137	1,674,733
Long-term debt– current portion (Note 7)	314,303	309,843
Total current liabilities	3,876,159	2,389,722

LONG-TERM LIABILITIES:
Long-term debt (Note 7)	7,981,123	8,857,870
Long-term reclamation liability (Note 8)	7,446,801	7,441,091
Other liabilities	572,719	538,140
Total long-term liabilities	16,000,643	16,837,101

Total liabilities	19,876,802	19,226,823

COMMITMENTS AND CONTINGENCIES (Note 10)

STOCKHOLDERS’ EQUITY:
Preferred Stock, $.000666 par value, 50,000,000 shares authorized; no shares issued	—	—
Common stock, $.000666 par value, 790,000,000 shares authorized, 80,790,273 and 75,338,273 shares issued and outstanding at March 31, 2019, and December 31, 2018, respectively	53,806	50,175
Additional paid-in capital	242,144,734	241,419,897
Accumulated deficit	(233,920,235)	(232,085,170)

Total stockholders’ equity	8,278,305	9,384,902

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$28,155,107	$28,611,725

COMSTOCK MINING INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

	Three Months Ended March 31,
	2019	2018
REVENUES
Revenue - mining	$—	$—
Revenue - real estate	37,598	22,850
Total revenues	37,598	22,850

COSTS AND EXPENSES
Costs applicable to mining revenue	505,393	728,904
Real estate operating costs	10,424	7,091
Exploration and mine development	225,867	209,538
Mine claims and costs	150,954	180,231
Environmental and reclamation	53,451	58,068
General and administrative	660,366	726,620
Total costs and expenses	1,606,455	1,910,452

LOSS FROM OPERATIONS	(1,568,857)	(1,887,602)

OTHER INCOME (EXPENSE)
Interest expense	(461,137)	(383,340)
Other income (expense)	194,929	(213,961)
Total other income (expense), net	(266,208)	(597,301)

NET LOSS	$(1,835,065)	$(2,484,903)

Net loss per common share – basic and diluted	$(0.02)	$(0.05)

Weighted average common shares outstanding — basic and diluted	79,080,429	49,863,424

COMSTOCK MINING INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Three Months Ended March 31,
	2019	2018
OPERATING ACTIVITIES:
Net loss	$(1,835,065)	$(2,484,903)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation, amortization, and depletion	586,921	826,928
Accretion of reclamation liability	5,710	4,876
Gain on sale of properties, plant, and equipment	—	(26,000)
Amortization of debt discounts and issuance costs	71,623	102,492
Net loss on early retirement of long-term debt	151,531	2,621
Payment-in-kind interest expense	470,246	—
Change in make-whole liability with Pelen, LLC	(135,162)	216,147
Changes in operating assets and liabilities:
Prepaid expenses and other assets	24,934	25,001
Accounts payable	53,573	3,543
Accrued expenses and other liabilities	(286,855)	230,368
NET CASH USED IN OPERATING ACTIVITIES	(892,544)	(1,098,927)
INVESTING ACTIVITIES:
Proceeds from principal payment on note receivable	130	119
Proceeds from sale of mineral rights and properties, plant, and equipment	—	26,000
Proceeds from deposits on Membership Interest Purchase Agreement	1,950,000	—
Purchase of mineral rights and properties, plant and equipment	(365,000)	—
Change in reclamation bond deposit	(33,428)	—
NET CASH PROVIDED BY INVESTING ACTIVITIES	1,551,702	26,119
FINANCING ACTIVITIES:
Principal payments on long-term debt	(1,565,687)	(99,005)
Proceeds from the issuance of common stock	813,561	1,185,452
Common stock issuance costs	(85,093)	(52,568)
NET CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES	(837,219)	1,033,879
(DECREASE) IN CASH AND CASH EQUIVALENTS	(178,061)	(38,929)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	488,657	2,066,718
CASH AND CASH EQUIVALENTS, END OF PERIOD	$310,596	$2,027,789

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for interest	$34,460	$17,509

Supplemental disclosure of non-cash investing and financing activities:
Common Stock Issuance Costs	$—	$200,000
Issuance of common stock (in advance) to purchase membership interest	$—	$585,000